UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 16, 2005

VISTACARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50118	06-1521534

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 North Scottsdale Road, Suite 5000, Scottsdale, Arizona	85251

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 648-4545

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On March 16, 2005, VistaCare, Inc., a Delaware corporation (the “Company”), pursuant to approval by the Company’s Board of Directors, amended its Rights Agreement dated as of August 18, 2004 (the “Rights Agreement”), between the Company and EquiServe Trust Company, N.A., as Rights Agent. The First Amendment to Rights Agreement (the “First Amendment”) between the Company and the Rights Agent modifies the definition of “Grandfathered Person” to clarify that (i) if at any time after the Grandfather Date a Grandfathered Person (together with all Affiliates and Associates of such Grandfathered Person) ceases to be the Beneficial Owner of securities of the Company constituting 15% or more of the Voting Power of the Company, such Grandfathered Person shall immediately and irrevocably cease to be a Grandfathered Person and shall thereafter be subject to all of the restrictions set forth in the Rights Agreement as fully as if such Person had never been a Grandfathered Person as of the Grandfather Date; and (ii) no Person who (together with all Affiliates and Associates of such Person) does not hold 15% or more of the Voting Power of the Company as of the date of the First Amendment shall be deemed a Grandfathered Person. Capitalized terms used in this Form 8-K that are not defined in this Form 8-K have the meanings ascribed to them in the Rights Agreement. The First Amendment has been filed with the Securities and Exchange Commission as an Exhibit to Amendment No. 1 to Form 8-A. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment.

     On March 16, 2005, the Company issued a press release announcing the approval and implementation of the First Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
4.1	First Amendment to Rights Agreement, dated as of March 16, 2005, by and between VistaCare, Inc. and EquiServe Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 1 to the Amendment No. 1 to Form 8-A filed by VistaCare, Inc. on March 17, 2005).

99.1	Press release dated March 16, 2005.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.

Date: March 16, 2005	/s/ Stephen Lewis

Name: Stephen Lewis
Title: Secretary

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	First Amendment to Rights Agreement, dated as of March 16, 2005 by and between VistaCare, Inc. and EquiServe Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 1 to the Amendment No. 1 to Form 8-A filed by VistaCare, Inc. on March 17, 2005).

99.1	Press release dated March 16, 2005.